SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) - January 21, 2004


                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        TENNESSEE                      000-4491                62-0803242
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)


                  165 MADISON AVENUE
                  MEMPHIS, TENNESSEE                          38103
          (Address of Principal Executive Office)           (Zip Code)


       Registrant's telephone number, including area code - (901) 523-4444

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ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished pursuant to Item 12, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of First Tennessee National Corporation's ("Corporation") previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.


Exhibit #          Description
---------          -----------

 99.1              Earnings Release for Year Ended 12/31/03



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Furnished as Exhibit 99.1 is a copy of First Tennessee National Corporation's earnings release for the year ended December 31, 2003, which was issued January 21, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST TENNESSEE NATIONAL CORPORATION

Date: January 21, 2004               By: /s/ Marlin Mosby
                                         ---------------------------------------
                                             Name:  Marlin Mosby
                                             Title: Executive Vice President
                                                    and Chief Financial Officer



                                  Exhibit Index
                                  -------------


The following exhibit is furnished pursuant to Item 12, is not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any of the Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.


Exhibit #         Description
---------         -----------

 99.1             Earnings Release for Year Ended 12/31/03